DIRECT OPERATING COSTS	6 Months Ended
Jun. 30, 2026
Analysis of income and expense [abstract]
DIRECT OPERATING COSTS	DIRECT OPERATING COSTS
The Corporation has no key employees or directors and does not remunerate key management personnel. Key decision makers of the Corporation are all employees of Brookfield or its subsidiaries, which provide management services under the Master Services Agreement with Brookfield. Refer to Note 18.
Direct operating costs are costs incurred to earn revenues and include all attributable expenses. The following table presents direct operating costs by nature for the three and six months ended June 30, 2026 and 2025.

	Three Months Ended June 30,		Six Months Ended June 30,
(US$ MILLIONS)	2026	2025	2026	2025
Inventory costs	$2,183	$2,150	$4,365	$4,344
Subcontractor and consultant costs	715	754	1,363	1,489
Concession construction materials and labor costs	56	43	104	79
Depreciation and amortization expense	775	767	1,535	1,497
Compensation	715	942	1,416	1,886
Other direct costs	780	809	1,567	1,572
Total	$5,224	$5,465	$10,350	$10,867
Other direct costs include freight, cost of construction expensed and expected credit loss provisions on financial assets.
During the three and six months ended June 30, 2026, the Corporation recorded a reduction in inventory costs of $256 million and $497 million, respectively (June 30, 2025: $256 million and $515 million, respectively) related to tax benefits recognized. Refer to Note 2(c)(i) for additional details.